UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2017

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17870 Castleton St., Ste. 250, City of Industry, CA	91748
(Address of principal executive offices)	(Zip Code)

Phone: 626-964-5788 Fax: 626-964-5988

(Registrant’s telephone number and fax number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 3, 2017, Marina Biotech Inc. (the “Company”) issued a press release announcing that the Company was granted a patent for Bacteria Mediated Gene Silencing (EP 08768475.9, European Patent 2173875) claims by the European Patent Office. The granted claims relate to the Company’s tkRNAi technology being utilized in its CEQ508 program that is being developed to treat familial adenomatous polyposis (FAP).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1: Press Release of Marina Biotech Inc. date January 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.
(Registrant)

Date: January 3, 2017
/s/ Joseph W. Ramelli
Joseph W. Ramelli
Chief Executive Officer